Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Wetteny Joseph, Executive Vice President, Chief Financial Officer and Head of Business Development, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Zoetis Inc. for the period ended September 30, 2021 (the “Report”) (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

November 4, 2021	By:	/s/ WETTENY JOSEPH
Wetteny Joseph
Executive Vice President, Chief Financial Officer and Head of Business Development